UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017
_____________________
iStar Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400
 _______________________________________________________________________________

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 16, 2017, iStar Inc. (the "Company") held its 2017 Annual Meeting of Stockholders in New York, New York for the purpose of: (i) electing six directors to its board of directors, (ii) ratifying the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) approving, on an advisory basis, the compensation of its named executive officers and other named officers, (iv) approving a resolution, on an advisory basis, giving stockholders an advisory vote on the compensation of its named executive officers every year and (v) voting, on an advisory basis, on a proposal submitted by a stockholder. The final voting results for each of the proposals submitted to a vote of stockholders at the annual meeting are set forth below.
Proposal 1. Election of Directors: At the annual meeting, six directors were elected for terms expiring in 2018. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	49,330,242	377,531	11,871,361
Clifford DeSouza	45,701,815	4,005,958	11,871,361
Robert W. Holman, Jr.	44,646,048	5,061,725	11,871,361
Robin Josephs	44,219,698	5,488,075	11,871,361
Dale Ann Reiss	45,565,964	4,141,809	11,871,361
Barry W. Ridings	48,259,899	1,447,875	11,871,361
Proposal 2. Ratification of Independent Registered Public Accounting Firm: At the annual meeting, the stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions
61,261,843	273,991	43,230

Proposal 3. Stockholder Advisory (Non-Binding) Vote on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
43,075,991	6,534,495	97,288	11,871,361

Proposal 4. Frequency on Stockholder Advisory (Non-Binding) Votes on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on an advisory basis, giving stockholders an advisory vote on the compensation of the Company's non-executive officers ever year were as follows:

1 Year	2 years	3 years	Abstentions	Broker Non-Votes
36,871,468	102,315	12,647,536	86,456	11,871,360

Proposal 5: Stockholder Proposal. At the annual meeting, the votes on a proposal to approve on an advisory basis, a stockholder proposal recommending that the Company's board of directors take all steps necessary to allow stockholders to amend the Company's bylaws by a vote of a majority of the shares outstanding were as follows.

For	Against	Abstentions	Broker Non-Votes
37,784,093	11,846,998	76,682	11,871,361

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iStar Inc.

Date:	May 18, 2017	By:	/s/ JAY SUGARMAN
Jay Sugarman Chairman and Chief Executive Officer